UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2005

SLM CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	File No. 001-13251	52-2013874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12061 Bluemont Way, Reston, Virginia		20190
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (703) 810-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01 and 5.02

At its meeting on July 28, 2005, the Compensation and Personnel Committee of the Board of Directors of SLM Corporation approved changes to the compensation for C.E. Andrews, who assumed responsibilities as the Corporation’s principal financial officer.  Mr. Andrews’ base salary was increased from $325,000 to $400,000, effective as of June 18, 2005.  The employment agreement between Mr. Andrews and the Corporation entered into as of February 24, 2003 otherwise remains in full force and effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

By:	/s/ MARIANNE M. KELER
	Name:	Marianne M. Keler
	Title:	Executive Vice President, Corporate Development, Consumer Lending and Administration

Dated: August 3, 2005